EXHIBIT d


                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Clifford E. Lai, President, and Thomas F. Doodian, Treasurer of Quadrant Fund, Inc. (the "Registrant"), each certify to the best of his knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the fiscal period ended January 31, 2005 (the "Form N-CSR") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the stated period.


President                                Treasurer


/s/ Clifford E. Lai                      /s/ Thomas F. Doodian
----------------------------------       ----------------------------------
Clifford E. Lai                          Thomas F. Doodian

Date:  April 12, 2005                    Date:  April 12, 2005


     This certification is being furnished to the Securities and Exchange Commission solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form N-CSR with the Commission. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.